Exhibit 99.4

Steadfast Apartment REIT, Inc. (“STAR”) Real Estate Portfolio

As of June 30, 2021, STAR owned the 70 multifamily apartment communities and three parcels of land held for the development of apartment homes listed below:

							Average Monthly Occupancy(1)		Average Monthly Rent(2)
	Property Name	Location	Purchase Date	Number of Homes	Purchase Price	Mortgage Debt Outstanding(3)	Jun 30, 2021	Dec 31, 2020	Jun 30, 2021	Dec 31, 2020
1	Villages at Spring Hill Apartments	Spring Hill, TN	5/22/2014	176	$14,200,000	(4)	98.9%	95.5%	$1,120	$1,093
2	Harrison Place Apartments	Indianapolis, IN	6/30/2014	307	27,864,250	(4)	97.7%	96.1%	995	967
3	The Residences on McGinnis Ferry	Suwanee, GA	10/16/2014	696	98,500,000	(4)	96.3%	95.1%	1,379	1,331
4	The 1800 at Barrett Lakes	Kennesaw, GA	11/20/2014	500	49,000,000	40,674,187	98.0%	95.4%	1,114	1,089
5	The Oasis	Colorado Springs, CO	12/19/2014	252	40,000,000	39,543,649	96.4%	94.4%	1,455	1,411
6	Columns on Wetherington	Florence, KY	2/26/2015	192	25,000,000	(4)	97.9%	95.3%	1,205	1,134
7	Preston Hills at Mill Creek	Buford, GA	3/10/2015	464	51,000,000	(4)	97.4%	96.6%	1,230	1,193
8	Eagle Lake Landing Apartments	Speedway, IN	3/27/2015	277	19,200,000	(4)	96.0%	91.3%	870	826
9	Reveal on Cumberland	Fishers, IN	3/30/2015	220	29,500,000	20,879,557	97.3%	96.8%	1,147	1,125
10	Heritage Place Apartments	Franklin, TN	4/27/2015	105	9,650,000	8,605,842	95.2%	96.2%	1,159	1,132
11	Rosemont at East Cobb	Marietta, GA	5/21/2015	180	16,450,000	13,276,942	97.8%	95.6%	1,094	1,071
12	Ridge Crossings Apartments	Hoover, AL	5/28/2015	720	72,000,000	57,744,175	96.5%	95.1%	1,038	1,008
13	Bella Terra at City Center	Aurora, CO	6/11/2015	304	37,600,000	(4)	96.4%	95.1%	1,177	1,153
14	Hearthstone at City Center	Aurora, CO	6/25/2015	360	53,400,000	(4)	96.4%	93.3%	1,221	1,149
15	Arbors at Brookfield	Mauldin, SC	6/30/2015	702	66,800,000	(4)	94.3%	94.7%	932	901
16	Carrington Park	Kansas City, MO	8/19/2015	298	39,480,000	(4)	97.3%	95.0%	1,080	1,063
17	Delano at North Richland Hills	North Richland Hills, TX	8/26/2015	263	38,500,000	31,876,472	95.8%	97.0%	1,467	1,492
18	Meadows at North Richland Hills	North Richland Hills, TX	8/26/2015	252	32,600,000	26,635,748	92.1%	97.2%	1,439	1,417
19	Kensington by the Vineyard	Euless, TX	8/26/2015	259	46,200,000	33,364,644	96.9%	96.5%	1,482	1,470
20	Monticello by the Vineyard	Euless, TX	9/23/2015	354	52,200,000	40,901,065	98.0%	95.2%	1,348	1,315
21	The Shores	Oklahoma City, OK	9/29/2015	300	36,250,000	23,191,700	97.3%	96.3%	1,057	1,031
22	Lakeside at Coppell	Coppell, TX	10/7/2015	315	60,500,000	47,949,546	94.9%	94.9%	1,727	1,708
23	Meadows at River Run	Bolingbrook, IL	10/30/2015	374	58,500,000	41,429,758	96.0%	95.2%	1,456	1,421
24	PeakView at T-Bone Ranch	Greeley, CO	12/11/2015	224	40,300,000	(4)	92.9%	94.2%	1,344	1,340
25	Park Valley Apartments	Smyrna, GA	12/11/2015	496	51,400,000	48,670,737	97.6%	96.4%	1,058	1,051
26	PeakView by Horseshoe Lake	Loveland, CO	12/18/2015	222	44,200,000	38,079,007	98.6%	95.5%	1,414	1,396

							Average Monthly Occupancy(1)		Average Monthly Rent(2)
	Property Name	Location	Purchase Date	Number of Homes	Purchase Price	Mortgage Debt Outstanding(3)	Jun 30, 2021	Dec 31, 2020	Jun 30, 2021	Dec 31, 2020
27	Stoneridge Farms	Smyrna, TN	12/30/2015	336	$47,750,000	$45,400,708	95.2%	94.6%	$1,267	$1,239
28	Fielder’s Creek	Englewood, CO	3/23/2016	217	32,400,000	(4)	95.9%	94.9%	1,206	1,180
29	Landings of Brentwood	Brentwood, TN	5/18/2016	724	110,000,000	—	96.4%	95.4%	1,274	1,252
30	1250 West Apartments	Marietta, GA	8/12/2016	468	55,772,500	(4)	97.0%	96.4%	1,125	1,051
31	Sixteen50 @ Lake Ray Hubbard	Rockwall, TX	9/29/2016	334	66,050,000	(4)	97.9%	96.4%	1,530	1,485
32	Garrison Station(5)	Murfreesboro, TN	5/30/2019	95	17,703,957	14,831,682	57.9%	—%	1,207	—
33	Eleven10 @ Farmers Market	Dallas, TX	1/28/2020	313	62,063,929	35,175,943	95.5%	94.2%	1,343	1,379
34	Patina Flats at the Foundry	Loveland, CO	2/11/2020	155	45,123,782	(4)	96.1%	93.5%	1,339	1,275
35	Clarion Park Apartments(6)	Olathe, KS	3/6/2020	220	21,121,795	12,637,163	95.0%	93.6%	807	843
36	Spring Creek Apartments(6)	Edmond, OK	3/6/2020	252	28,186,894	16,976,264	97.6%	96.0%	872	895
37	Montclair Parc Apartment Homes(6)	Oklahoma City, OK	3/6/2020	360	40,352,125	(7)	94.4%	96.1%	861	905
38	Hilliard Park Apartments(6)	Columbus, OH	3/6/2020	201	28,599,225	11,677,454	97.0%	97.0%	1,201	1,149
39	Sycamore Terrace Apartments(6)	Terre Haute, IN	3/6/2020	250	34,419,259	23,015,965	96.4%	94.8%	1,187	1,155
40	Hilliard Summit Apartments(6)	Columbus, OH	3/6/2020	208	31,087,442	14,121,206	97.6%	95.7%	1,277	1,260
41	Forty 57 Apartments(6)	Lexington, KY	3/6/2020	436	63,030,831	33,515,762	98.2%	95.2%	987	964
42	Riverford Crossing Apartments(6)	Frankfort, KY	3/6/2020	300	38,139,145	19,114,002	97.3%	95.7%	1,061	1,002
43	Hilliard Grand Apartments(6)	Dublin, OH	3/6/2020	314	50,549,232	23,793,453	96.5%	94.3%	1,306	1,280
44	Deep Deuce at Bricktown(6)	Oklahoma City, OK	3/6/2020	294	52,519,973	33,340,580	95.2%	95.2%	1,239	1,242
45	Retreat at Quail North(6)	Oklahoma City, OK	3/6/2020	240	31,945,162	13,482,796	97.1%	97.1%	982	986
46	Tapestry Park Apartments(8)	Birmingham, AL	3/6/2020	354	68,840,769	48,699,796	93.5%	97.2%	1,414	1,380
47	BriceGrove Park Apartments(6)	Canal Winchester, OH	3/6/2020	240	27,854,616	(7)	97.5%	94.6%	978	936
48	Retreat at Hamburg Place(6)	Lexington, KY	3/6/2020	150	21,341,085	(7)	98.0%	97.3%	1,051	1,026
49	Villas at Huffmeister(6)	Houston, TX	3/6/2020	294	41,720,117	27,290,725	98.6%	97.6%	1,170	1,190
50	Villas of Kingwood(6)	Kingwood, TX	3/6/2020	330	54,428,708	34,717,002	96.1%	95.5%	1,220	1,207
51	Waterford Place at Riata Ranch(6)	Cypress, TX	3/6/2020	228	28,278,262	(7)	95.6%	95.2%	1,132	1,122
52	Carrington Place(6)	Houston, TX	3/6/2020	324	42,258,525	(7)	96.6%	95.7%	1,093	1,059
53	Carrington at Champion Forest(6)	Houston, TX	3/6/2020	284	37,280,704	(7)	96.5%	94.7%	1,092	1,103
54	Carrington Park at Huffmeister(6)	Cypress, TX	3/6/2020	232	33,032,451	20,819,072	97.4%	97.0%	1,195	1,179

							Average Monthly Occupancy(1)		Average Monthly Rent(2)
	Property Name	Location	Purchase Date	Number of Homes	Purchase Price	Mortgage Debt Outstanding(3)	Jun 30, 2021	Dec 31, 2020	Jun 30, 2021	Dec 31, 2020
55	Heritage Grand at Sienna Plantation(6)	Missouri City, TX	3/6/2020	240	$32,796,345	$14,098,517	96.7%	95.4%	$1,105	$1,104
56	Mallard Crossing Apartments(6)	Loveland, OH	3/6/2020	350	52,002,345	(7)	94.3%	94.9%	1,169	1,150
57	Reserve at Creekside(6)	Chattanooga, TN	3/6/2020	192	24,522,910	15,042,588	98.4%	95.8%	1,153	1,096
58	Oak Crossing Apartments(6)	Fort Wayne, IN	3/6/2020	222	32,391,032	21,569,095	98.6%	94.6%	1,050	1,026
59	Double Creek Flats(6)	Plainfield, IN	3/6/2020	240	35,490,439	23,571,744	97.5%	95.8%	1,110	1,075
60	Jefferson at Perimeter Apartments(6)	Dunwoody, GA	3/6/2020	504	113,483,898	73,020,091	95.0%	96.2%	1,355	1,334
61	Bristol Village Apartments(6)	Aurora, CO	3/6/2020	240	62,019,009	34,980,995	96.3%	96.7%	1,451	1,400
62	Canyon Resort at Great Hills Apartments(6)	Austin, TX	3/6/2020	256	48,319,858	31,644,623	89.5%	95.3%	1,375	1,371
63	Reflections on Sweetwater Apartments(6)	Lawrenceville, GA	3/6/2020	280	47,727,470	30,837,085	98.2%	97.5%	1,168	1,148
64	The Pointe at Vista Ridge(6)	Lewisville, TX	3/6/2020	300	51,625,394	31,023,229	98.0%	96.0%	1,300	1,282
65	Belmar Villas(6)	Lakewood, CO	3/6/2020	318	79,351,923	46,819,687	95.6%	94.7%	1,362	1,355
66	Sugar Mill Apartments(6)	Lawrenceville, GA	3/6/2020	244	42,784,645	24,832,254	97.5%	96.7%	1,211	1,154
67	Avery Point Apartments(6)	Indianapolis, IN	3/6/2020	512	55,706,852	31,268,630	94.7%	95.3%	867	841
68	Cottage Trails at Culpepper Landing(6)	Chesapeake, VA	3/6/2020	183	34,657,950	23,127,034	98.4%	97.8%	1,473	1,410
69	Arista at Broomfield(8)	Broomfield, CO	3/13/2020	—	8,950,417	—	—%	—%	—	—
70	VV&M Apartments	Dallas, TX	4/21/2020	310	59,969,074	45,328,745	96.8%	92.6%	1,309	1,363
71	Flatirons Apartments(9)	Broomfield, CO	6/19/2020	—	8,989,353	—	—%	—%	—	—
72	Los Robles	San Antonio, TX	11/19/2020	306	51,620,836	—	96.4%	90.5%	1,272	1,261
73	Ballpark Apartments at Town Madison	Huntsville, AL	6/29/2021	274	77,466,685	—	92.7%	—%	1,438	—
				21,936	$3,254,370,156	$1,388,596,919	96.2%	95.4%	$1,198	$1,173

________________

(1)	As of June 30, 2021, STAR’s portfolio was approximately 98.1% leased, calculated using the number of occupied and contractually leased apartment homes divided by total apartment homes.
(2)	Average monthly rent is based upon the effective rental income for the month of June 2021 after considering the effect of vacancies, concessions and write-offs.
(3)

Mortgage debt outstanding is net of deferred financing costs, net and premiums and discounts, net associated with the loans for each individual property listed above but excludes the principal balance of $750,477,000 and associated deferred financing costs of $5,191,773 related to the refinancings pursuant to STAR’s credit facilities and revolver, each as described more fully in STAR’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on July 26, 2021, which is not incorporated herein by reference.

(4)	Properties secured under the terms of the Master Credit Facility Agreement, or MCFA, with Newmark Group Inc., formerly Berkeley Point Capital, LLC, or the Facility Lender.
(5)

STAR acquired the Garrison Station property on May 30, 2019, which included unimproved land, currently zoned as a planned unit development, or PUD. The current zoning permits the development of the property into a multifamily community with 176 units of 1, 2 and 3-bedrooms with a typical mix for this market. On October 16, 2019, STAR obtained a loan from PNC Bank, National Association, or PNC Bank, in an amount up to a maximum principal balance of $19,800,000 to finance a portion of the development and construction. As of June 30, 2021, five buildings comprised of 95 apartment homes were placed in service and were 95.7% leased, and is included within total real estate held for investment, net in the accompanying consolidated balance sheets.

(6)

STAR acquired 36 real estate properties in the mergers with Steadfast Apartment REIT III, Inc. and Steadfast Income REIT, Inc. on March 6, 2020, for an aggregate purchase price of $1,575,891,924, which represents the fair value of the acquired real estate assets including capitalized transaction costs.

(7)	Properties secured under the terms of a Master Credit Facility Agreement with PNC Bank, or the PNC MCFA.
(8)

STAR acquired the Arista at Broomfield property on March 13, 2020, which included unimproved land, currently zoned as a PUD. The current zoning permits the development of the property into a multifamily community with 325 apartment homes of 1, 2 and 3-bedrooms with a typical mix for this market.

(9)

STAR acquired the Flatirons property on June 19, 2020, which included unimproved land, currently zoned as a PUD. The current zoning permits the development of the property into a multifamily community with 296 units of studio, 1 and 2-bedrooms with a typical mix for this market.

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